UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 10/31

Date of reporting period: 4/30/08

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Performance Overview	2
Portfolio Overview	4
Understanding and Comparing Your Fund’s Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	22
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	28
Board of Directors and Executive Officers	32
Additional Fund Information	33

Your mid-year shareholder report for Seligman Frontier Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements.

For the six months ended April 30, 2008, Seligman Frontier Fund posted a total return, based on the net asset value of Class A shares, of –20.7%. During the same period, the Fund’s peers, which are represented by the Lipper Small-Cap Growth Funds Average, returned –16.5%. The Fund’s benchmark, the Russell 2000 Growth Index, returned –14.1% for the same time period.

Please note that, on May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. The conversion did not affect individual shareholder account values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund.

Thank you for your continued support of Seligman Frontier Fund. We look forward to many more years of providing you with the investment experience, insight, and solutions you need to seek your financial goals.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

June 20, 2008

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759 General Counsel Sullivan & Cromwell LLP	(800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, distribution and service (12b-1) fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least February 28, 2009. Absent such waiver/reimbursement, returns for periods that include a reimbursement would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after the date of purchase. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Effective June 4, 2007, there is no initial sales charge on investments in Class C shares. Returns for Class C shares are presented without an initial sales charge, and such returns would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns
For Periods Ended April 30, 2008

		Average Annual
	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(25.24)%	(17.20)%	8.39%	(1.22)%	n/a	n/a	n/a
Without Sales Charge	(20.69)	(12.15)	9.68	(0.64)	n/a	n/a	n/a
Class B
With CDSC†	(24.16)	(16.31)	8.54	n/a	n/a	n/a	n/a
Without CDSC	(20.97)	(12.79)	8.83	(1.23)‡	n/a	n/a	n/a
Class C
With 1% CDSC	(21.29)	(13.15)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(20.65)	(12.45)	8.96	n/a	1.57%	n/a	n/a
Class D
With 1% CDSC	(21.61)	(13.57)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(20.97)	(12.86)	8.86	(1.39)	n/a	n/a	n/a
Class I	(20.43)	(11.65)	10.38	n/a	n/a	4.55%	n/a
Class R
With 1% CDSC	(21.39)	(13.07)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(20.73)	(12.34)	9.47	n/a	n/a	n/a	9.47%
Benchmarks**
Lipper Small-Cap Growth Funds Average	(16.54)	(7.89)	12.17	4.93	6.01	5.32	12.17
Russell 2000 Growth Index	(14.14)	(6.71)	13.32	2.20	3.08	6.04	13.32

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
4/30/08	$10.36	$8.42	$8.46	$8.42	$10.93	$10.23
10/31/07	15.63	13.22	13.23	13.22	16.30	15.47
4/30/07	14.11	11.98	11.99	11.99	14.68	13.99

*	Returns for periods of less than one year are not annualized.
**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Growth Index (Russell Index) measures the performance of small-company growth stocks, as determined by the Frank Russell Company. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of taxes, fees, and sales charges, and the Russell Index excludes the effect of taxes, fees, sales charges and expenses. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% if you sell your shares within one year and 2% for the five-year period.
‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets
April 30, 2008

				Percent of Net Assets
	Issues	Cost	Value	April 30, 2008	October 31, 2007
Common Stocks:
Aerospace and Defense	3	$2,362,726	$2,697,907	4.4	3.7
Auto Components	1	622,982	562,244	0.9	0.5
Biotechnology	6	3,398,291	3,549,695	5.8	3.9
Capital Markets	4	2,387,367	2,067,965	3.4	5.6
Chemicals	3	1,005,083	964,183	1.6	3.3
Commercial Services and Supplies	4	2,881,473	4,468,540	7.4	10.0
Communications Equipment	4	2,524,743	2,182,108	3.6	2.1
Construction and Engineering	—	—	—	—	0.6
Distributors	1	615,971	615,808	1.0	0.8
Diversified Consumer Services	2	1,332,080	1,106,633	1.8	—
Diversified Telecommunication Services	1	417,893	431,200	0.7	0.8
Electronic Equipment and Instruments	1	588,493	838,092	1.4	1.8
Energy Equipment and Services	6	2,796,252	2,854,274	4.7	1.9
Food and Staples Retailing	1	624,515	536,804	0.9	—
Health Care Equipment and Supplies	4	2,101,988	2,120,490	3.5	2.0
Health Care Providers and Services	9	6,879,486	6,103,081	10.0	6.4
Hotels, Restaurants and Leisure	7	4,546,039	4,408,302	7.3	8.9
Internet Software and Services	7	3,805,636	4,214,859	6.9	10.0
IT Services	1	754,170	502,460	0.8	—
Life Sciences Tools and Services	1	978,845	1,213,792	2.0	0.8
Machinery	2	988,535	1,246,638	2.0	4.3
Marine	2	896,904	1,233,630	2.0	1.4
Media	1	836,696	701,385	1.2	0.8
Metals and Mining	1	472,403	471,352	0.8	1.1
Oil, Gas and Consumable Fuels	3	2,538,703	3,134,206	5.2	5.3
Personal Products	1	609,706	607,956	1.0	—
Pharmaceuticals	1	702,521	774,200	1.3	0.9
Real Estate Investment Trusts	1	280,521	211,797	0.3	0.7
Semiconductors and Semiconductor Equipment	5	3,441,989	3,807,884	6.3	10.0
Software	3	2,797,342	2,618,834	4.3	7.1
Specialty Retail	3	1,928,213	1,850,540	3.0	2.3
Textiles, Apparel and Luxury Goods	—	—	—	—	2.1
	89	56,117,566	58,096,859	95.5	99.1
Short-Term Holding and Other Assets Less Liabilities	1	2,738,252	2,738,252	4.5	0.9
Net Assets	90	$58,855,818	$60,835,111	100.0	100.0

Portfolio Overview

Largest Industries
April 30, 2008

Largest Portfolio Holdings†
April 30, 2008

Security	Value	Percent of Net Assets
Microsemi	$1,602,839	2.6
Nuance Communications	1,429,233	2.3
Corrections Corporation of America	1,319,472	2.2
Huron Consulting Group	1,236,963	2.0
WMS Industries	1,230,460	2.0
PerkinElmer	1,213,792	2.0
Goodrich Petroleum	1,101,228	1.8
Ceradyne	1,067,036	1.8
Parallel Petroleum	1,063,738	1.7
The Geo Group	1,028,905	1.7

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio.
Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes
November 1, 2007 to April 30, 2008

Largest Purchases
PDL BioPharma*
Corinthian Colleges*
Dril-Quip*
Chemed*
ADC Telecommunications*
American Eagle Outfitters*
DryShips*
Chattem*
BluePhoenix Solutions*
Aeropostale*
Largest Sales
Cabot Oil & Gas**
FTI Consulting
SAVVIS**
Zoltek**
Waddell & Reed Financial (Class A)**
Kirby
Cytec Industries**
Quicksilver Resources**
Resources Connection**
Informatica**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of November 1, 2007 and held for the entire six-month period ended April 30, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 11/1/07	Annualized Expense Ratio*	Ending Account Value 4/30/08	Expenses Paid During Period** 11/1/07 to 4/30/08	Ending Account Value 4/30/08	Expenses Paid During Period** 11/1/07 to 4/30/08
Class A	$1,000.00	1.98%	$793.10	$8.83	$1,015.02	$9.92
Class B	1,000.00	2.73	790.30	12.15	1,011.29	13.65
Class C	1,000.00	2.73	793.50	12.17	1,011.29	13.65
Class D	1,000.00	2.72	790.30	12.11	1,011.34	13.60
Class I	1,000.00	1.37	795.70	6.12	1,018.05	6.87
Class R	1,000.00	2.23	792.70	9.94	1,013.77	11.17

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least February 28, 2009, J. & W. Seligman & Co. Incorporated, the Manager, has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e. those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of average daily net assets. Absent such waiver/reimbursement, the expense ratios and expenses paid reported above would have been higher. Expenses of Class I shares were not waived or reimbursed for the six months ended April 30, 2008.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period November 1, 2007 to April 30, 2008, multiplied by the average account value over the period, multiplied by 182/366 (number of days in the period).

Portfolio of Investments (unaudited)
April 30, 2008

	Shares	Value
Common Stocks 95.5%
Aerospace and Defense 4.4%
AeroVironment*	38,500	$920,535
BE Aerospace*	17,600	710,336
Ceradyne*	27,388	1,067,036
		2,697,907
Auto Components 0.9%
Amerigon*	38,300	562,244
Biotechnology 5.8%
Applera*	41,400	553,932
BioMarin Pharmaceutical*	17,600	641,696
Cubist Pharmaceuticals*	36,683	710,183
Human Genome Sciences*	71,400	467,670
PDL BioPharma	66,400	880,464
United Therapeutics*	3,500	295,750
		3,549,695
Capital Markets 3.4%
Evercore Partners (Class A)	20,900	352,374
GFI Group	31,000	364,250
Hercules Technology Growth Capital	44,700	453,705
Investment Technology Group*	18,600	897,636
		2,067,965
Chemicals 1.6%
CF Industries Holdings	2,000	267,400
Intrepid Potash*	6,700	318,183
Terra Industries	10,000	378,600
		964,183
Commercial Services and Supplies 7.4%
Corrections Corporation of America*	51,744	1,319,472
FTI Consulting*	13,800	883,200
The GEO Group*	38,900	1,028,905
Huron Consulting Group*	29,550	1,236,963
		4,468,540
Communications Equipment 3.6%
ADC Telecommunications*	56,000	785,120
Foundry Networks*	49,900	635,227
Ixia*	53,900	382,151
Sierra Wireless*	20,300	379,610
		2,182,108

See footnotes on page 10.

Portfolio of Investments (unaudited)
April 30, 2008

	Shares	Value
Distributors 1.0%
LKQ*	28,300	$615,808
Diversified Consumer Services 1.8%
America Public Education*	14,800	476,708
Corinthian Colleges*	55,500	629,925
		1,106,633
Diversified Telecommunication Services 0.7%
Time Warner Telecom (Class A)*	22,000	431,200
Electronic Equipment and Instruments 1.4%
Itron*	9,004	838,092
Energy Equipment and Services 4.7%
Dril-Quip*	14,600	834,536
Geokinetics*	8,100	153,738
Helix Energy Solutions Group*	8,500	293,675
T-3 Energy Services*	15,500	818,400
Tesco*	16,400	455,428
Unit*	4,700	298,497
		2,854,274
Food and Staples Retailing 0.9%
Longs Drug Stores	13,400	536,804
Health Care Equipment and Supplies 3.5%
American Medical Systems Holdings*	39,800	561,180
Hologic*	24,200	706,398
Integra LifeSciences Holdings*	10,167	430,776
Thoratec*	26,400	422,136
		2,120,490
Health Care Providers and Services 10.0%
AMN Healthcare Services*	34,400	501,896
Amsurg*	28,400	725,336
Centene*	55,100	1,012,187
Chemed	17,700	603,570
Cross Country Healthcare*	29,600	354,016
Five Star Quality Care*	114,400	686,400
Gentiva Health Services*	26,800	582,632
Pediatrix Medical Group*	9,498	646,054
Skilled Healthcare Group (Class A)*	81,900	990,990
		6,103,081

See footnotes on page 10.

Portfolio of Investments (unaudited)
April 30, 2008

	Shares	Value
Hotels, Restaurants and Leisure 7.3%
Bally Technologies*	13,500	$454,815
Einstein Noah Restaurant Group*	35,700	401,625
Life Time Fitness*	8,600	312,610
Morgans Hotel Group*	53,567	749,403
Pinnacle Entertainment*	29,100	451,632
Texas Roadhouse (Class A)*	68,454	807,757
WMS Industries*	34,000	1,230,460
		4,408,302
Internet Software and Services 6.9%
Ariba*	45,900	544,833
Art Technology Group*	153,000	547,740
Omniture*	33,600	766,752
Equinix*	6,600	596,772
TechTarget*	26,100	350,262
Valueclick*	24,800	494,760
VistaPrint*	26,851	913,740
		4,214,859
IT Services 0.8%
Information Services Group*	97,000	502,460
Life Sciences Tools and Services 2.0%
PerkinElmer	45,700	1,213,792
Machinery 2.0%
Barnes Group	32,700	852,816
Kaydon	7,520	393,822
		1,246,638
Marine 2.0%
DryShips	10,300	849,750
Kirby*	7,000	383,880
		1,233,630
Media 1.2%
Gemstar-TV Guide International*	131,100	701,385
Metals and Mining 0.8%
Brush Engineered Materials*	15,200	471,352
Oil, Gas and Consumable Fuels 5.2%
Goodrich Petroleum*	32,600	1,101,228
Parallel Petroleum*	50,200	1,063,738
PetroHawk Energy*	41,000	969,240
		3,134,206
Personal Products 1.0%
Chattem*	8,700	607,956

See footnotes on page 10.

Portfolio of Investments (unaudited)
April 30, 2008

	Shares or Principal Amount		Value
Pharmaceuticals 1.3%
Medicines*	39,200	shs.	$774,200
Real Estate Investment Trusts 0.3%
MFA Mortgage Investments	30,300		211,797
Semiconductors and Semiconductor Equipment 6.3%
Atheros Communications*	22,900		609,598
Integrated Device Technology*	60,300		644,607
Microsemi*	65,422		1,602,839
ON Semiconductor*	76,891		574,376
Tessera Technologies*	18,600		376,464
			3,807,884
Software 4.3%
BluePhoenix Solutions*	36,900		315,495
Lawson Software*	109,400		874,106
Nuance Communications*	70,475		1,429,233
			2,618,834
Specialty Retail 3.0%
Aeropostale*	23,900		759,781
American Eagle Outfitters	42,200		775,214
Ulta Salon Cosmetics & Fragrance*	22,300		315,545
			1,850,540

Total Common Stocks (Cost $56,117,566)			58,096,859

Repurchase Agreement 3.4%
Fixed Income Clearing Corporation 1.55%, dated 4/30/2008, maturing 5/1/2008, in the amount of $2,091,090, collateralized by: $1,795,000 Fannie Mae 6.25%, 5/15/2029, with a fair value of $2,136,050 (Cost $2,091,000)	$2,091,000		2,091,000

Total Investments (Cost $58,208,566) 98.9%			60,187,859

Other Assets Less Liabilities 1.1%			647,252

Net Assets 100.0%			$60,835,111

* Non-income producing security.

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
April 30, 2008

Assets:
Investments, at value
Common stocks (cost $56,117,566)	$58,096,859
Repurchase agreement (cost $2,091,000)	2,091,000
Total investments (cost $58,208,566)	60,187,859
Cash (includes restricted cash of $2,000)	5,912
Receivable for securities sold	2,154,073
Expenses prepaid to shareholder service agent	37,167
Receivable for Capital Stock sold	12,875
Receivable for dividends and interest	4,219
Receivable from the Manager (Note 3)	1,502
Other	8,368
Total Assets	62,411,975

Liabilities:
Payable for securities purchased	1,363,228
Payable for Capital Stock repurchased	53,264
Management fee payable	46,323
Distribution and service (12b-1) fees payable	21,198
Accrued expenses and other	92,851
Total Liabilities	1,576,864
Net Assets	$60,835,111

Composition of Net Assets:
Capital Stock, at $0.10 par value; (500,000,000 shares authorized; 6,226,514 shares outstanding):
Class A	$372,902
Class B	26,193
Class C	23,447
Class D	154,025
Class I	45,116
Class R	968
Additional paid-in capital	60,315,947
Accumulated net investment loss	(580,517)
Accumulated net realized loss	(1,502,263)
Net unrealized appreciation of investments	1,979,293
Net Assets	$60,835,111

Net Asset Value Per Share:
Class A ($38,637,738 ÷ 3,729,018 shares)	$10.36
Class B ($2,206,612 ÷ 261,928 shares)	$8.42
Class C ($1,983,582 ÷ 234,470 shares)	$8.46
Class D ($12,975,148 ÷ 1,540,255 shares)	$8.42
Class I ($4,933,082 ÷ 451,166 shares)	$10.93
Class R ($98,949 ÷ 9,677 shares)	$10.23

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2008

Investment Income:
Dividends	$87,731
Interest	36,695
Total Investment Income	124,426

Expenses:
Management fee	310,715
Distribution and service fees	147,069
Shareholder account services	133,061
Registration	47,721
Auditing and legal fees	37,875
Custody and related services	21,523
Shareholder reports and communications	17,622
Directors’ fees and expenses	3,541
Miscellaneous	4,978
Total Expenses Before Reimbursement	724,105
Reimbursement of expenses (Note 3)	(19,835)
Total Expenses After Reimbursement	704,270
Net Investment Loss	(579,844)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(1,258,051)
Net change in unrealized appreciation of investments	(15,029,024)
Net Loss on Investments	(16,287,075)
Decrease in Net Assets from Operations	$(16,866,919)

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended April 30, 2008	Year Ended October 31, 2007
Operations:
Net investment loss	$(579,844)	$(1,345,672)
Net realized gain (loss) on investments	(1,258,051)	16,103,338
Net change in unrealized appreciation of investments	(15,029,024)	1,658,272
Increase (Decrease) in Net Assets from Operations	(16,866,919)	16,415,938

Distributions to Shareholders:
Net realized short-term gain on investments:
Class A	(2,655,026)	(1,273,694)
Class B	(201,095)	(128,494)
Class C	(187,367)	(75,475)
Class D	(1,107,405)	(557,360)
Class I	(266,312)	(113,688)
Class R	(5,158)	(460)
Total	(4,422,363)	(2,149,171)
Net realized long-term gain on investments:
Class A	(5,413,712)	(4,233,313)
Class B	(410,042)	(427,002)
Class C	(382,049)	(250,849)
Class D	(2,258,045)	(1,852,447)
Class I	(543,021)	(377,853)
Class R	(10,518)	(1,529)
Total	(9,017,387)	(7,142,993)
Decrease in Net Assets from Distributions	(13,439,750)	(9,292,164)

Capital Share Transactions:
Net proceeds from sales of shares	2,253,812	4,404,925
Exchanged from associated funds	399,329	1,212,062
Investment of gain distributions	12,309,494	8,460,484
Total	14,962,635	14,077,471
Cost of shares repurchased	(5,690,026)	(14,730,187)
Exchanged into associated funds	(1,203,750)	(1,655,429)
Total	(6,893,776)	(16,385,616)
Increase (Decrease) in Net Assets from Capital Share Transactions	8,068,859	(2,308,145)
Increase (Decrease) in Net Assets	(22,237,810)	4,815,629

Net Assets:
Beginning of period	83,072,921	78,257,292
End of Period (net of accumulated net investment loss of $580,517 and $673, respectively)	$60,835,111	$83,072,921

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Organization and Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. Through May 16, 2008, the Fund offered the following six classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors of the Fund approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their respective net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements (unaudited)

a.	Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of small-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund’s performance may be negatively affected.

b.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

c.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended April 30, 2008, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

f.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

g.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Notes to Financial Statements (unaudited)

On November 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended April 30, 2008.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.95% per annum of the Fund’s average daily net assets. Through at least February 28, 2009, the Manager has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. For the six months ended April 30, 2008, the amount of expenses reimbursed by the Manager to the Fund was $19,835. At April 30, 2008, the Manager owed the Fund $1,502 relating to the reimbursement.

For the six months ended April 30, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $1,758 from sales of Class A shares. Commissions of $5,077 were paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2008, fees incurred under the Plan aggregated $51,239, or 0.25% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended April 30, 2008, fees incurred under the Plan, equivalent to 1% (0.99% in the case of Class D shares) per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $12,984, $11,713, $70,904, and $229, respectively.

Notes to Financial Statements (unaudited)

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the six months ended April 30, 2008, the Distributor and Seligman Services, Inc. received distribution and service fees of $7,320.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the six months ended April 30, 2008, such charges amounted to $3,249. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended April 30, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $133,061 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At April 30, 2008, the Fund’s potential obligation under the Guaranties is $162,200. As of April 30, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at April 30, 2008, of $954 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. There were no borrowings during the six months ended April 30, 2008.

Notes to Financial Statements (unaudited)

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended April 30, 2008, amounted to $47,912,545 and $55,858,005, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended April 30, 2008, and will vary from the final tax information as of the Fund’s year end.

At April 30, 2008, the cost of investments for federal income tax purposes was $59,023,068. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $814,502.

The tax basis components of accumulated earnings at April 30, 2008 are as follows:

Gross unrealized appreciation of portfolio securities	$6,046,986
Gross unrealized depreciation of portfolio securities	(4,882,195)
Net unrealized appreciation of portfolio securities	1,164,791
Current period net realized loss	(687,761)
Total accumulated earnings	$477,030

The tax characterization of distributions paid is as follows:

	Six Months Ended April 30, 2008	Year Ended October 31, 2007
Ordinary income	$4,422,363	$2,149,171
Long-term capital gain	9,017,387	7,142,993

Notes to Financial Statements (unaudited)

7.	Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	89,854	$997,457	150,801	$2,113,163
Exchanged from associated funds	11,496	121,429	29,133	409,064
Investment of gain distributions	591,519	7,263,856	376,832	4,959,105
Converted from Class B*	17,771	183,938	83,263	1,176,713
Total	710,640	8,566,680	640,029	8,658,045
Cost of shares repurchased	(292,082)	(3,193,056)	(604,743)	(8,554,633)
Exchanged into associated funds	(45,265)	(496,713)	(70,274)	(1,014,485)
Total	(337,347)	(3,689,769)	(675,017)	(9,569,118)
Increase (decrease)	373,293	$4,876,911	(34,988)	$(911,073)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	9,681	$85,124	14,436	$172,869
Exchanged from associated funds	35	321	16,021	193,869
Investment of gain distributions	58,949	590,665	46,469	521,384
Total	68,665	676,110	76,926	888,122
Cost of shares repurchased	(34,273)	(294,992)	(54,610)	(655,246)
Exchanged into associated funds	(5,185)	(42,602)	(13,293)	(158,113)
Converted to Class A*	(21,827)	(183,938)	(97,881)	(1,176,713)
Total	(61,285)	(521,532)	(165,784)	(1,990,072)
Increase (decrease)	7,380	$154,578	(88,858)	$(1,101,950)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	9,437	$85,783	50,656	$599,380
Exchanged from associated funds	16,179	143,626	18,655	221,006
Investment of gain distributions	53,260	533,659	25,233	283,115
Total	78,876	763,068	94,544	1,103,501
Cost of shares repurchased	(46,932)	(403,496)	(46,470)	(560,457)
Exchanged into associated funds	(37,358)	(353,459)	(9,789)	(123,387)
Total	(84,290)	(756,955)	(56,259)	(683,844)
Increase (decrease)	(5,414)	$6,113	38,285	$419,657
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	27,167	$257,770	40,682	$490,558
Exchanged from associated funds	14,749	133,953	32,656	388,123
Investment of gain distributions	309,012	3,096,305	196,377	2,203,351
Total	350,928	3,488,028	269,715	3,082,032
Cost of shares repurchased	(177,114)	(1,592,198)	(333,511)	(4,002,184)
Exchanged into associated funds	(35,196)	(310,976)	(29,502)	(359,444)
Total	(212,310)	(1,903,174)	(363,013)	(4,361,628)
Increase (decrease)	138,618	$1,584,854	(93,298)	$(1,279,596)

* Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements (unaudited)

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	70,617	$788,230	64,722	$960,527
Investment of gain distributions	62,593	809,333	36,010	491,540
Total	133,210	1,597,563	100,732	1,452,067
Cost of shares repurchased	(17,399)	(193,584)	(66,064)	(957,251)
Increase	115,811	$1,403,979	34,668	$494,816
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	3,657	$39,448	4,647	$68,428
Investment of gain distributions	1,291	15,676	152	1,989
Total	4,948	55,124	4,799	70,417
Cost of shares repurchased	(1,262)	(12,700)	(28)	(416)
Increase	3,686	$42,424	4,771	$70,001

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Notes to Financial Statements (unaudited)

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

Class A
		Year Ended October 31,
	Six Months Ended 4/30/08	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$15.63	$14.29	$12.36	$12.17	$11.49	$8.83
Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.21)	(0.21)	(0.21)	(0.21)	(0.18)
Net realized and unrealized gain (loss) on investments	(2.77)	3.18	2.64	0.40	0.89	2.84
Total from Investment Operations	(2.86)	2.97	2.43	0.19	0.68	2.66
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Period	$10.36	$15.63	$14.29	$12.36	$12.17	$11.49

Total Return	(20.69)%	22.93%	20.29%	1.56%	5.92%#	30.12%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$38,638	$52,441	$48,470	$47,699	$61,326	$70,355
Ratio of expenses to average net assets	1.98%†	1.90%	1.97%	2.01%	2.06%	2.27%
Ratio of net investment loss to average net assets	(1.60)%†	(1.47)%	(1.60)%	(1.70)%	(1.75)%	(1.91)%
Portfolio turnover rate	72.80%	115.96%	91.67%	96.04%	83.73%	124.34%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.04%†
Ratio of net investment loss to average net assets	(1.66)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class B
		Year Ended October 31,
	Six Months Ended 4/30/08	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$13.22	$12.42	$10.88	$10.80	$10.28	$7.96
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain (loss) on investments	(2.29)	2.70	2.31	0.35	0.79	2.55
Total from Investment Operations	(2.39)	2.43	2.04	0.08	0.52	2.32
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Period	$8.42	$13.22	$12.42	$10.88	$10.80	$10.28

Total Return	(20.97)%	21.90%	19.43%	0.74%	5.06%#	29.15%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,207	$3,365	$4,264	$7,060	$13,393	$17,977
Ratio of expenses to average net assets	2.73%†	2.66%	2.73%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.35)%†	(2.23)%	(2.36)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	72.80%	115.96%	91.67%	96.04%	83.73%	124.34%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.79%†
Ratio of net investment loss to average net assets	(2.41)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class C
		Year Ended October 31,
	Six Months Ended 4/30/08	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$13.23	$12.42	$10.89	$10.81	$10.28	$7.95
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain (loss) on investments	(2.26)	2.71	2.30	0.35	0.80	2.56
Total from Investment Operations	(2.36)	2.44	2.03	0.08	0.53	2.33
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Period	$8.46	$13.23	$12.42	$10.89	$10.81	$10.28

Total Return	(20.65)%	22.00%	19.31%	0.74%	5.16%#	29.31%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,984	$3,173	$2,505	$2,501	$2,832	$2,758
Ratio of expenses to average net assets	2.73%†	2.66%	2.73%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.35)%†	(2.23)%	(2.36)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	72.80%	115.96%	91.67%	96.04%	83.73%	124.34%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.79%†
Ratio of net investment loss to average net assets	(2.41)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class D
		Year Ended October 31,
	Six Months Ended 4/30/08	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$13.22	$12.42	$10.88	$10.80	$10.27	$7.95
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain (loss) on investments	(2.29)	2.70	2.31	0.35	0.80	2.55
Total from Investment Operations	(2.39)	2.43	2.04	0.08	0.53	2.32
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Period	$8.42	$13.22	$12.42	$10.88	$10.80	$10.27

Total Return	(20.97)%	21.90%	19.43%	0.74%	5.16%#	29.18%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$12,975	$18,533	$18,563	$20,120	$28,871	$33,455
Ratio of expenses to average net assets	2.72%†	2.66%	2.72%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.34)%†	(2.23)%	(2.35)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	72.80%	115.96%	91.67%	96.04%	83.73%	124.34%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.78%†
Ratio of net investment loss to average net assets	(2.40)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class I
		Year Ended October 31,
	Six Months Ended 4/30/08	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$16.30	$14.76	$12.67	$12.39	$11.62	$8.88
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments	(2.90)	3.30	2.72	0.41	0.90	2.87
Total from Investment Operations	(2.96)	3.17	2.59	0.28	0.77	2.74
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Period	$10.93	$16.30	$14.76	$12.67	$12.39	$11.62

Total Return	(20.43)%	23.62%	21.08%	2.26%	6.63%#	30.86%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,933	$5,467	$4,439	$3,913	$4,497	$3,931
Ratio of expenses to average net assets	1.37%†	1.29%	1.33%	1.33%	1.34%	1.72%
Ratio of net investment loss to average net assets	(0.99)%†	(0.86)%	(0.96)%	(1.02)%	(1.03)%	(1.38)%
Portfolio turnover rate	72.80%	115.96%	91.67%	96.04%	83.73%	124.34%

See footnotes on page 27.

Financial Highlights (unaudited)

Class R
		Year Ended October 31,
	Six Months Ended 4/30/08	2007	2006	2005	2004	4/30/03* to 10/31/03

Per Share Data:
Net Asset Value, Beginning of Period	$15.47	$14.20	$12.30	$12.17	$11.48	$9.13
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.24)	(0.25)	(0.25)	(0.24)	(0.11)
Net realized and unrealized gain (loss) on investments	(2.73)	3.14	2.65	0.38	0.93	2.46
Total from Investment Operations	(2.83)	2.90	2.40	0.13	0.69	2.35
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Period	$10.23	$15.47	$14.20	$12.30	$12.17	$11.48

Total Return	(20.73)%	22.53%	20.14%	1.07%	6.01%#	25.74%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$99	$93	$17	$7	$71	$2
Ratio of expenses to average net assets	2.23%†	2.15%	2.23%	2.25%	2.32%	2.48	%†
Ratio of net investment loss to average net assets	(1.85)%†	(1.72)%	(1.86)%	(1.94)%	(2.01)%	(2.17	)%†
Portfolio turnover rate	72.80%	115.96%	91.67%	96.04%	83.73%	124.34	%‡
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.29%†
Ratio of net investment loss to average net assets	(1.91)%†

*	Commencement of offering of shares.
†	Annualized.
ø	The Manager reimbursed certain expenses for the period presented.
‡	Computed at the Fund level for the year ended October 31, 2003.
#	Excluding the effect of certain payments received from the Manager in 2004, total returns for Classes A, B, C, D, I and R would have been 5.85%, 4.99%, 5.09%, 5.09%, 6.56%, and 5.94%, respectively.

See Notes to Financial Statements.

Matters Relating to the Directors’
Consideration of the Continuance
of the Management Agreement

The directors of Seligman Frontier Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2007.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Fund’s prospectuses relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the

Matters Relating to the Directors’
Consideration of the Continuance
of the Management Agreement

continuance review, the Manager provides an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from the relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities on an agency basis. They reviewed information about the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. The directors reviewed performance information for the Fund for the first nine months of 2007, the preceding seven calendar years and annualized one-, three-, five- and 10-year rolling periods ending September 30, 2007. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives.

Matters Relating to the Directors’
Consideration of the Continuance
of the Management Agreement

The directors reviewed information showing performance of the Fund compared to the Lipper Small-Cap Growth Funds Average and the Russell 2000 Growth Index, as well as performance relative to other funds in the Lipper Small-Cap Growth Funds Average and to a group of competitor funds selected by the Manager. The comparative information showed that in 2006 the Fund’s results were significantly higher than that of its benchmarks, and for the first nine months of 2007 were above the Russell and Lipper benchmarks, although trailing that of the competitor funds average. The Fund’s results in the other periods presented were mixed. The Manager noted that the leadership of the team managing the Fund had changed in 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Manager manages accounts for institutional clients with investment objectives similar to those of the Fund. The management fee rates payable by those institutional clients are lower, and in some cases much lower, than the rates paid by the Fund. The Manager reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. The Manager also noted that since open-end funds, such as the Fund, are constantly issuing and redeeming shares, they are more difficult to manage than institutional accounts, where the assets are relatively stable. The directors acknowledged these considerations and gave appropriate weight to these fee comparisons.

The directors compared the Fund’s management fee rate to the rates paid by those funds, with assets more closely comparable to those of the Fund, in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was comparable to the median for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. The Manager explained the relatively high expense ratio was due principally to the Fund’s small size relative to the funds in its peer group and large number of relatively small accounts and high volume of shareholder purchase and redemption activity. The directors noted that since March 2005 the Manager had undertaken to reimburse certain of the Fund’s

Matters Relating to the Directors’
Consideration of the Continuance
of the Management Agreement

expenses to the extent they exceed a specified percentage of average daily net assets. The directors concluded that the Fund’s expense ratio was understandable given the Fund’s particular circumstances and the other factors considered.

Economies of Scale

The directors noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels, although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Board of Directors

Maureen Fonseca 2, 3

- Head of School, The Masters School
- Trustee, New York State Association of Independent Schools and Greens Farms Academy
- Commissioner, Middle States Association

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

John F. Maher 1, 3

- Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2, 3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation and Drew University

William C. Morris

- Chairman and Director, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc., Seligman Advisors, Inc. and Seligman Services, Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC and OGE Energy Corp.
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- President and Director, J. & W. Seligman & Co. Incorporated
- Chairman, Seligman Data Corp.
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Member of the Board of Governors, Investment Company Institute

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief Executive Officer

Michael J. Alpert
Vice President

Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary

32

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Go paperless —
sign up for E-Delivery
at www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the investment objectives, risks, charges and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQF3 4/08

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.
(a)	Schedule I – Investments in securities of unaffiliated issuers.

Included in Item 1 above.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	July 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	July 3, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	July 3, 2008

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.